UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 22, 2014 (May 15, 2014)

VIRTUALSCOPICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(585) 249-6231

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 - Regulation FD

Item 7.01	Regulation FD Disclosure

On May 15, 2014, at 8:30 a.m. Eastern Time, VirtualScopics, Inc. held a conference call to discuss the financial results for the first quarter ended March 31, 2014. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1. The slides attached hereto as Exhibit 99.2 were prepared in connection with the conference call.

The information furnished pursuant to this Item 7.01 and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

99.1	Transcript of First Quarter 2014 Earnings Call
99.2	Slides prepared in connection with First Quarter 2014 Earnings Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2014	VIRTUALSCOPICS, INC.

	By:	/s/ James Groff
	Name:	James Groff
	Title:	Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of First Quarter 2014 Earnings Call

99.2	Slides prepared in connection with First Quarter 2014 Earnings Call